UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      December 17, 2004 (December 17, 2004)
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                Date of Report (Date of earliest event reported)


                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                33-59650                 13-3662953
     -------------------- ------------------------ -------------------------
       (State or Other       (Commission File No.)      (I.R.S. Employer
        Jurisdiction of                                   Identification
         Incorporation)                                        No.)


                  237 Park Avenue
                  New York, New York                      10017
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                (Address of Principal                   (Zip Code)
                  Executive Offices)


                                 (212) 527-4000
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              (Registrant's telephone number, including area code)


                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

     Jack L. Stahl, President and Chief Executive Officer
     ----------------------------------------------------

     On December 17, 2004, Revlon Consumer Products Corporation (the "Company") entered in an amendment (the "Stahl Amendment") with Jack L. Stahl, the Company's President and Chief Executive Officer, to extend the original employment agreement between the Company and Mr. Stahl, dated as of February 17, 2002. The material substantive changes to the terms of the original employment agreement are that, among other things, the Stahl Amendment extends the term of Mr. Stahl's original employment agreement from February 28, 2005 to February 28, 2008 and provides for continued vesting of equity awards in the event that Mr. Stahl is terminated without cause.

     A copy of the Stahl Amendment is attached as Exhibit 10.35 and the terms of the Stahl Amendment are incorporated by reference herein.

     Thomas McGuire, Executive Vice President and Chief Financial Officer
     --------------------------------------------------------------------

     On December 17, 2004, the Company entered into an amendment (the "McGuire Amendment") to make certain technical amendments to the original employment agreement between the Company and Thomas McGuire, the Company's Executive Vice President and Chief Financial Officer, dated as of August 18, 2003.

     Under the terms of Mr. McGuire's original employment agreement, he was eligible for certain relocation and retention benefits with the expectation that he would sell his home in Atlanta within one year of his hire date (August 18, 2003) and finish his relocation to New York within 14 months of such date. The original agreement provided for temporary housing in New York City for a period of up to one year.

     As a result of the Company's debt-for-equity exchange transactions and subsequent credit agreement refinancings during 2004, as well as the Company's compliance project under Section 404 of the Sarbanes-Oxley Act of 2002, Mr. McGuire has not had sufficient personal time to purchase a home in the New York metropolitan area or to relocate his family from Atlanta since joining the Company. Therefore, the Company has entered into the McGuire Amendment to provide (i) an additional year for Mr. McGuire to sell his home in Atlanta (that is, by August 18, 2005), (ii) an additional year for Mr. McGuire to finish his relocation to New York (that is, by October 18, 2005) and (iii) an extension of Mr. McGuire's corporate housing from August 17, 2004 until December 31, 2004.

     In addition to relocation benefits, Mr. McGuire's original employment agreement provided for a $600,000 gross (less applicable taxes and withholdings) retention incentive to be paid to him by the Company not later than August 17, 2004, which Mr. McGuire intended to use towards funding the purchase of a home in the New York area. As a result of extending the period for his relocation from Atlanta to New York, the McGuire Amendment also provides that the retention incentive will not be payable by the Company until December 31, 2004.

     A copy of the McGuire Amendment is attached as Exhibit 10.36 and the terms of the McGuire Amendment are incorporated by reference herein.

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


Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.35   First Amendment to Employment Agreement between Revlon
                Consumer Products Corporation and Jack L. Stahl, effective as of December 17, 2004 (incorporated by reference to Exhibit 10.35 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on December 22, 2004).

Exhibit 10.36 Amendment to Employment Agreement between Revlon Consumer Products Corporation and Thomas McGuire, effective as of August 17, 2004 (incorporated by reference to Exhibit 10.36 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on December 22, 2004).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REVLON CONSUMER PRODUCTS CORPORATION


                                       By: /s/ Robert K. Kretzman
                                       --------------------------
                                       Robert K. Kretzman
                                       Executive Vice President, General Counsel
                                       and Chief Legal Officer


Date: December 22, 2004

                                  EXHIBIT INDEX


        Exhibit No.                 Description
        -----------                 -----------

        Exhibit 10.35 First Amendment to Employment Agreement between Revlon Consumer Products Corporation and Jack L. Stahl, effective as of December 17, 2004 (incorporated by reference to Exhibit 10.35 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on December 22, 2004).

        Exhibit 10.36 Amendment to Employment Agreement between Revlon Consumer Products Corporation and Thomas McGuire, effective as of August 17, 2004 (incorporated by reference to Exhibit 10.36 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on December 22, 2004).

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